UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

       Date of Report (date of earliest event reported): November 15, 2010


                             AMERICAN TELSTAR, INC.
               (Exact name of registrant as specified in charter)

         Colorado                      000-52387                  84-1052279
(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)

                      36 Mclean Street, Red Bank, NJ 07701
                    (Address of principal executive offices)

                                  201-970-4987
                           (Issuer's Telephone Number)

                                   Copies to:
                             Kristen A. Baracy, Esq.
                             Synergy Law Group, LLC
                       730 West Randolph Street, Suite 600
                                Chicago, IL 60661
                     Phone: 312-454-0015 - Fax: 312-454-0261

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act
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                             AMERICAN TELSTAR, INC.

                           Current Report on Form 8-K
                                November 15, 2010

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 15, 2010, Lisa Guise, the sole officer and director and majority shareholder (the "Officer") of American Telstar, Inc. (the "Company") entered into a Note Conversion Agreement (the "Agreement") with the Company pursuant to which the Issuer issued 3,014,000 shares of its common stock to the Officer in conversion of debt in the amount of $30,140.00 owed by the Issuer to the Officer.

Since May 26, 2010, when the Officer became the sole officer and director and majority shareholder of the Company through October 31, 2010, the Officer loaned the Company an aggregate of $30,140.00 to fund operating expenses of the Company. Pursuant to the Agreement, the Company repaid said debt in full by issuance of 3,014,000 shares of its common stock to the Officer.

The Company is authorized to issue 500,000,000 shares of common stock. Following the effectiveness of the Agreement, the Company has 3,664,225 shares of common stock issued and outstanding, of which the Officer owns an aggregate of 3,507,750 shares, representing 95.73% of the Company's issued and outstanding shares of common stock.

As of December 1, 2010, there were 3,664,225 shares of Company common stock issued and outstanding. On that date, to the knowledge of the Company, there was one shareholder who owned beneficially more than 5% of Company common stock. The table below contains information, as of that date (except as noted below), regarding the beneficial ownership of that person. Unless otherwise indicated, we believe that the person listed below has sole voting and investment power with respect to all the shares of common stock indicated.

                                               Number of
                                                Shares            Percent
                                              Beneficially          of
Name and Address of Beneficial Owner            Owned            Class (1)
------------------------------------            -----            ---------
Lisa Guise                                    3,507,750           95.73%
c/o American Telstar, Inc.
36 Mclean Street
Red Bank, NJ  07701

Totals                                        3,507,750           95.73%

----------
(1) Percentage ownership is based on an assumption of 3,664,225 shares of common stock outstanding as of December 1, 2010. There are no outstanding options, warrants or other securities convertible into Company common stock.

The issuance of the common stock to the Officer did not involve any public offering, and the Company relied upon the exemption from registration of securities provided by Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     10.1 Note Conversion Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN TELSTAR, INC.


December 7, 2010                       By: /s/ Lisa Guise
                                           -------------------------------------
                                       Name:  Lisa Guise
                                       Title: President

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